Exhibit 10.1

February 13, 2009

Dieter Esch

Brad Krassner

Wilhelmina International Ltd.

Wilhelmina Acquisition Corp.

Wilhelmina Film & TV Productions LLC

Wilhelmina Licensing LLC

Wilhelmina Artist Management LLC

Wilhelmina - Miami, Inc.

Stockholders of Wilhelmina – Miami, Inc.

Lorex Investment AG

Krassner Family Investments Limited Partnership

Sean Patterson

Re:           Agreement Regarding Calculation of WAM EBITDA and Wilhelmina Miami EBITA

Gentlemen:

Reference is made to the Agreement, dated as of August 25, 2008 (the “Agreement”), by and among New Century Equity Holdings Corp., Wilhelmina Acquisition Corp., Wilhelmina International Ltd. and its affiliates and, inter alia, the undersigned (together, the “Parties”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

The Parties hereby agree that, effective as of the date hereof, the Agreement is hereby amended as follows:

(a)	All references in Section 2.8(a)(i) and Section 2.8(b)(i) to the “third anniversary of the Closing Date” shall be changed to “December 31, 2012”.

(b)
All references in Section 2.8(a)(ii), Section 2.8(b)(ii) and Section 2.8(c) (which contains 2 such references) to “the Closing Date, the first anniversary of the Closing and the second anniversary of the Closing Date” shall be changed to “January 1, 2009, January 1, 2010 and January 1, 2011”.

(c)
The definition of “Closing Net Asset Adjustment” shall be modified to include, at the end of the first sentence thereof (i.e., following “minus (e) the Term Loan Amount”): “minus (f) Pre-Closing 2009 WAM/Miami Cash”.  The parties understand and agree that illustrative Schedule 1.33 does not include the foregoing additional offset.

Wilhelmina In

February 13, 2009

(d)
The following definition shall be added to Article I in the Agreement: “Pre-Closing 2009 WAM/Miami Cash” shall mean cash received by any Wilhelmina Transferred Company that is attributable to EBITDA (a) earned on or prior to the Closing Date and (b) that is or would be (in the reasonable judgment of Purchaser) included for purposes of calculating the WAM Earnout or the Miami Earnout.”

Except as specifically amended hereby, the Agreement shall remain in full force and effect.

This letter amendment may be executed in counterparts and by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.  This letter amendment may be executed and delivered by telecopier or other facsimile transmission with the same force and effect as if the same were a fully executed and delivers original manual counterpart.  This letter amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any other jurisdiction other than the State of New York.

Please indicate your agreement by signing below.

Sincerely.

NEW CENTURY EQUITY HOLDINGS CORP.		WILHELMINA ACQUISITION CORP.

By:	/s/ John Murray	By:	/s/ Evan Stone
Title:	Chief Financial Officer	Title:	Vice President
Date:	February 13, 2009	Date:	February 13, 2009

[Additional Signature Pages Follow]

Wilhelmina In

February 13, 2009

[Additional Signature Pages to Letter Agreement Regarding Calculation of
WAM EBITDA and Wilhelmina Miami EBITDA]

Agreed to:

KRASSNER FAMILY INVESTMENTS LIMITED PARTNERSHIP		WILHELMINA – MIAMI, INC.

By:	KRASSNER INVESTMENTS, INC.,
	its General Partner	By:	/s/ Sean Patterson
		Title:	President
By:	/s/ Brad Krassner	Date:	February 13, 2009
Title:	President
Date:	February 13, 2009

/s/ Dieter Esch		WILHELMINA FILM & TV PRODUCTIONS LLC
Dieter Esch, in his individual capacity and on behalf of certain other shareholders of Wilhelmina – Miami, Inc. pursuant to a power of attorney granted to him		By:	/s/ Sean Patterson
		Title:	President
Date:	February 13, 2009	Date:	February 13, 2009

/s/ Brad Krassner		/s/ Sean Patterson
Brad Krassner		Sean Paterson
Date:	February 13, 2009	Date:	February 13, 2009

LOREX INVESTMENTS AG		WILHELMINA LICENSING LLC

By:	/s/ Peter Marty	By:	/s/ Sean Patterson
Title:	Board of Directors	Title:	President
Date:	February 13, 2009	Date:	February 13, 2009

WILHELMINA INTERNATIONAL LTD.		WILHELMINA ARTIST MANAGEMENT LLC

By:	/s/ Sean Patterson	By:	/s/ Sean Patterson
Title:	President	Title:	President
Date:	February 13, 2009	Date:	February 13, 2009